Trade receivables, contract assets and other receivables	6 Months Ended
Jun. 30, 2026
Trade receivables, contract assets and other receivables
Trade receivables, contract assets and other receivables

12.Trade receivables, Contract assets and Other receivables

	As at
	June 30,	December 31,
(in EUR 000)	2026	2025
Trade receivables	6,849	5,254
Contract assets	639	764
Allowance for expected credit loss	(539)	(503)
Advance payments	664	307
R&D incentive receivable (Australia)	118	111
VAT receivable	617	614
Current tax receivable	497	811
Foreign currency swaps and forwards	−	4
Other	1,536	362
Total trade receivables, contract assets and other receivables	10,381	7,724

The increase of €2.7 million in trade receivables, contract assets and other receivables is mainly due to an increase in trade receivables by €1.6 million, an increase in other by €1.2 million and an increase in advance payments by €357,000. This is partly offset by a decrease in current tax receivable by €314,000. The increase in trade receivables is the result of an increase in quarter over quarter revenue.

The Company can include unbilled receivables in its accounts receivable balance. Generally, these receivables represent earned revenue from products delivered to customers, which will be billed in the next billing cycle. All amounts are considered collectible and billable. As at December 31, 2025 and June 30, 2026, there were no unbilled receivables towards customers included in the other receivables. As at June 30, 2026, the increase of €1.2 million in other receivables is related to an invoicing in the context of a lease agreement for the cleanroom project described in note 7.

R&D incentive receivables relate to incentives received in Australia as a support to the clinical trials and the development of the Genio system.

We refer to note 23 for more details on the foreign currency swaps and forwards.